SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): JUNE 6, 2001


                            SMITH-MIDLAND CORPORATION
             (Exact name of registrant as specified in its charter)




            Delaware                  1-13752                54-1727060
   (State or other jurisdiction      (Commission            (I.R.S. Employer
        of incorporation)            File Number)        Identification Number)



ROUTE 28, P.O. BOX 300, MIDLAND, VIRGINIA                        22728
(Address of principal executive offices)                      (Zip Code)



                                 (540) 439-3266
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On June 6, 2001, Smith-Midland Corporation announced that its public warrants, due to expire June 12, 2001, will be extended to June 30, 2001. The warrants continue to be exercisable at $.60 per share.




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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 11, 2001

                                           SMITH-MIDLAND CORPORATION



                                       By:   /s/ Robert E. Albrecht, Jr.
                                          --------------------------------------
                                          Robert E. Albrecht, Jr.
                                          Chief Financial Officer


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